Exhibit 10.2

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of April 19, 2024, is by and among Alternus Clean Energy, Inc., a Delaware corporation (the “Company”), and each of the investors listed on the Schedule of Buyers attached to the Securities Purchase Agreement (as defined below) (collectively, the “Buyers” and, together with the Company, the “Parties” and each, a “Party”). Certain capitalized terms used herein are defined in Section 1. Except as otherwise defined herein, capitalized terms have the meanings given to them in the Securities Purchase Agreement.

RECITALS

A. The Company and the Buyers have entered into that certain Securities Purchase Agreement, dated as of the date hereof (the “Securities Purchase Agreement”), pursuant to which, among other things, the Buyers have agreed to purchase, and the Company has agreed to issue and sell, (a) senior convertible notes in the aggregate original principal amount of up to $2,160,000, which are being issued with an eight percent (8.0%) original issue discount, in substantially the form attached as Exhibit A to the Securities Purchase Agreement (collectively, the “Notes”), and (b) common stock purchase warrants, which shall initially be exercisable for an aggregate 2,411,088 shares of the Company’s common stock, $0.0001 par value per share (“Common Stock”), in substantially the form attached as Exhibit C to the Securities Purchase Agreement (collectively, the “Warrants,” and together with the Notes, the “Purchased Securities”).

B. The Purchased Securities are being offered and sold in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act, and Rule 506(b) of Regulation D as promulgated by the SEC under the Securities Act.

C. The Notes shall be convertible into shares of Common Stock in certain circumstances in accordance with the terms of the Notes at an initial Conversion Price of $0.48, subject to adjustment as set forth in the Notes (the shares of Common Stock issuable pursuant to the terms of the Notes, the “Note Conversion Shares”).

D. The Warrants shall initially be exercisable for an aggregate of 2,411,088 shares of Common Stock (the “Warrant Shares” and, together with the Note Conversion Shares, the “Conversion Shares”) in accordance with the terms of the Warrants at an initial Exercise Price of $0.48, subject to adjustment as set forth in the Warrants. The Notes, the Warrants, and the Conversion Shares shall sometimes be collectively referred to herein as the “Securities.”

E. Pursuant to the terms of, and in consideration for the Buyers entering into, the Securities Purchase Agreement, and to induce the Buyers to execute and deliver the Securities Purchase Agreement, the Company has agreed to provide the Buyers with certain resale registration rights with respect to the Registrable Securities (as defined herein) upon the terms and subject to the conditions as set forth herein.

F. Pursuant to the Securities Purchase Agreement, the Company has agreed not to issue Conversion Shares in an aggregate amount in excess of the Exchange Cap without obtaining Stockholder Approval.

G. The Company and certain of its stockholders (the “Key Holders”) have entered into that certain Voting Agreement, dated as of or about the date hereof, pursuant to which, among other things, the Key Holders have agreed, in the event the Company seeks to obtain Stockholder Approval, to waive the Exchange Cap such that the Company may issue Conversion Shares in excess of the Exchange Cap in connection with the purchase and sale of the Purchased Securities.1

AGREEMENT

NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements contained herein and in the Securities Purchase Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, intending to be legally bound hereby, the Company and the Buyers hereby agree as follows:

1.	DEFINITIONS.

As used in this Agreement, the following terms shall have the following meanings:

(a) “Closing Date” shall mean the date of this Agreement.

(b) “Effective Date” means the date that the applicable Registration Statement has been declared effective by the SEC.

(c) “Effectiveness Deadline” means: (i) with respect to the Initial Registration Statement required to be filed pursuant to Section 2(a), the sixtieth (60th) calendar day after the day on which the Initial Registration Statement required to be filed by the Company pursuant to Section 2(a) is initially filed with the SEC; and (ii) with respect to any Subsequent Registration Statements that may be required to be filed by the Company pursuant to this Agreement, the earlier of the (A) sixtieth (60th) calendar day following the date on which such Subsequent Registration Statement was initially filed by the Company (or the ninetieth (90th) calendar day following the filing thereof if the SEC notifies the Company that the SEC shall “review” such Subsequent Registration Statement), and (B) the fifth (5th) Business Day after the date on which the Company is notified (orally or in writing, whichever is earlier) by the SEC that such Subsequent Registration Statement shall not be reviewed or shall not be subject to further review.

(d) “Filing Deadline” means: (i) with respect to the Initial Registration Statement required to be filed pursuant to Section 2(a), the fifth (5th) calendar day from the Closing Date; and (ii) with respect to any Subsequent Registration Statements that may be required to be filed by the Company pursuant to this Agreement, the later of (A) the thirtieth (30th) calendar day following the receipt of written notice by the Company from the Buyers that substantially all of the Registrable Securities included in the Initial Registration Statement or the most recent prior Subsequent Registration Statement, as applicable, have been sold by the Buyers in non-exempt transactions under the Securities Act, or (B) the earliest date permitted by the SEC.

(e) “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and any Governmental Entity (as defined below) or any depar0tment or agency thereof.

(f) “Prospectus” means (i) the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus, and (ii) any “free writing prospectus” as defined in Rule 405 under the Securities Act.

(g) “Prospectus Supplement” means any prospectus supplement to a Prospectus filed with the SEC from time to time pursuant to Rule 424(b) under the Securities Act, including the documents incorporated by reference therein.

(h) “register,” “registered,” and “registration” refer to a registration effected by preparing and filing one or more Registration Statements in compliance with the Securities Act and pursuant to Rule 415 and the declaration of effectiveness of such Registration Statement(s) by the SEC.

(i) “Registrable Securities” means the Conversion Shares and any other securities issued or issuable with respect to or in exchange for Registrable Securities, whether by merger, charter amendment, or as a result of a stock split, stock dividend, recapitalization, exchange or similar event or otherwise, provided that, a security shall cease to be a Registrable Security upon (A) sale pursuant to a Registration Statement or Rule 144, or (B) such security becoming eligible for sale without restriction on the Buyers pursuant to Rule 144.

(j) “Registration Statement” means a registration statement or registration statements of the Company filed under the Securities Act covering the resale by the Buyers of Registrable Securities, as such registration statement or registration statements may be amended and supplemented from time to time, including all documents filed as part thereof or incorporated by reference therein. Registration Statement includes the Initial Registration Statement and any Subsequent Registration Statement that may be filed pursuant to the terms of this Agreement.

(k) “Required Registration Amount” means 35,334,165 shares of Common Stock, which number of shares is equal to (i) 32,923,077 shares of Common Stock, or one hundred percent (100%) of the maximum number of Conversion Shares issuable upon conversion of the Notes (assuming for purposes hereof that (A) the Notes are convertible at the Conversion Price Floor (as defined in the Notes) assuming an Alternate Conversion Date (as defined in the Notes) as of the Subscription Date, (B) interest on the Notes shall accrue through the first anniversary of the Closing Date and shall be converted in shares of Common Stock at a conversion price equal to the Conversion Price Floor assuming an Alternate Conversion Date as of the Subscription Date, and (C) any such conversion shall not take into account any limitations on the conversion of the Notes as set forth in the Notes), and (ii) 2,411,088 shares of Common Stock, or the maximum number of Warrant Shares issuable upon exercise of the Warrants.

(l) “Rule 415” means Rule 415 promulgated by the SEC under the Securities Act, as such rule may be amended from time to time, or any other similar or successor rule or regulation of the SEC providing for offering securities on a delayed or continuous basis.

(m) “Subsequent Registration Statement” means any Registration Statement filed subsequent to the Initial Registration Statement that relates to the registration of the Registrable Securities.

2.	REGISTRATION.

(a) Mandatory Registration. The Company shall prepare and, as soon as practicable, but in no event later than the Filing Deadline, file with the SEC an initial Registration Statement on Form S-1 (or any successor form) registering the Required Registration Amount and covering the resale by the Buyers of the Conversion Shares registered thereunder (the “Initial Registration Statement”). The Initial Registration Statement shall also cover, to the extent allowable under the Securities Act, such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends, reclassifications, or similar transactions with respect to the Registrable Securities. The Initial Registration Statement shall not include any shares of Common Stock for the account of any Person other than the Buyers without the prior written consent of the Buyers. The Initial Registration Statement shall contain the “Selling Stockholder” and “Plan of Distribution” sections in substantially the form attached hereto as Exhibit B. The Initial Registration Statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided, prior to its filing or submission, to the Buyers in accordance with Section 3(d). The Company shall use its commercially reasonable efforts to have the Initial Registration Statement declared effective by the SEC as soon as reasonably practicable following the filing thereof with the SEC, but in no event later than the Effectiveness Deadline.

(b) Filing and Effectiveness Failures. If (i) the Initial Registration Statement is not filed on or prior to its Filing Deadline or the Company files the Initial Registration Statement without affording the Buyers the opportunity to review and comment on the same as required by Section 3(d) herein, or (ii) the Company fails to file with the SEC a request for acceleration of a Registration Statement in accordance with Rule 461 promulgated by the SEC pursuant to the Securities Act within five (5) Trading Days of the date the Company is notified (orally or in writing, whichever is earlier) by the SEC that such Registration Statement shall not be “reviewed” or shall not be subject to further review, or (iii) prior to the Effective Date of a Registration Statement, the Company fails to file a pre-effective amendment and otherwise respond in writing to comments made by the SEC in respect of such Registration Statement within twenty (20) calendar days after the receipt of comments by or notice from the SEC that such amendment is required in order for such Registration Statement to be declared effective, or (iv) a Registration Statement registering for resale all of the Registrable Securities is not declared effective by the SEC by the Effectiveness Deadline, or (v) after the Effective Date of a Registration Statement, such Registration Statement ceases for any reason to remain continuously effective as to all Registrable Securities included in such Registration Statement, or the Buyers are otherwise not permitted to utilize the Prospectus therein to resell such Registrable Securities, for more than ten (10) consecutive calendar days or more than an aggregate of fifteen (15) calendar days (which need not be consecutive calendar days) during any twelve (12)-month period (any such failure or breach being referred to as an “Event,” and for purposes of clauses (i) and (iv), the date on which such Event occurs, and for purpose of clause (ii) the date on which such five (5) Trading Day period is exceeded, and for purpose of clause (iii) the date which such twenty (20) calendar period is exceeded, and for purpose of clause (v) the date on which such ten (10) or fifteen (15) calendar day period, as applicable, is exceeded being referred to as “Event Date”), then, in addition to any other rights the Buyers may have hereunder or under applicable law, on each such Event Date and on each monthly anniversary of each such Event Date (if the applicable Event shall not have been cured by such date) until the applicable Event is cured, the Company shall pay to each Buyer an amount in cash, as partial liquidated damages and not as a penalty, equal to the product of two percent (2.0%) multiplied by the aggregate Subscription Amount paid by such Buyer pursuant to the Securities Purchase Agreement. If the Company fails to pay any partial liquidated damages pursuant to this Section in full within seven (7) days after the date payable, the Company shall pay interest thereon at a rate of ten percent (10%) per annum (or such lesser maximum amount that is permitted to be paid by applicable law) to the Buyer, accruing daily from the date such partial liquidated damages are due until such amounts, plus all such interest thereon, are paid in full. The partial liquidated damages pursuant to the terms hereof shall apply on a daily pro rata basis for any portion of a month prior to the cure of an Event.

(c) Offering. If the Staff of the SEC (the “Staff”) or the SEC seeks to characterize any offering pursuant to a Registration Statement filed pursuant to this Agreement as constituting an offering of securities that does not permit such Registration Statement to become effective and be used for resales by the Buyers on a delayed or continuous basis under Rule 415 at then-prevailing market prices (and not fixed prices), or if after the filing of any Registration Statement pursuant to Section 2(a), the Company is otherwise required by the Staff or the SEC to reduce the number of Registrable Securities included in such Registration Statement, then the Company shall reduce the number of Registrable Securities to be included in such Registration Statement (after consultation with the Buyers as to the specific Registrable Securities to be removed therefrom) until such time as the Staff and the SEC shall so permit such Registration Statement to become effective and be used as aforesaid. Notwithstanding anything in this Agreement to the contrary, if after giving effect to the actions referred to in the immediately preceding sentence, the Staff or the SEC does not permit such Registration Statement to become effective and be used for resales by the Buyers on a delayed or continuous basis under Rule 415 at then-prevailing market prices (and not fixed prices), the Company shall not request acceleration of the Effective Date of such Registration Statement, the Company shall promptly (but in no event later than 48 hours) request the withdrawal of such Registration Statement pursuant to Rule 477 under the Securities Act, and the Effectiveness Deadline shall automatically be deemed to have elapsed with respect to such Registration Statement at such time as the Staff or the SEC has made a final and non-appealable determination that the SEC shall not permit such Registration Statement to be so utilized (unless prior to such time the Company has received assurances from the Staff or the SEC that a Subsequent Registration Statement filed by the Company with the SEC promptly thereafter may be so utilized). In the event of any reduction in Registrable Securities pursuant to this paragraph, the Company shall use its commercially reasonable efforts to file one or more Subsequent Registration Statements with the SEC until such time as all Registrable Securities have been included in Registration Statements that have been declared effective and the Prospectuses contained therein are available for use by the Buyers. Notwithstanding any provision herein or in the Securities Purchase Agreement to the contrary, the Company’s obligations to register Registrable Securities (and any related conditions to the Buyers’ obligations) shall be qualified as necessary to comport with any requirement of the Staff or the SEC as addressed in this Section 2(c).

(d) Registrable Securities. Any Registrable Security shall cease to be a “Registrable Security” at the earliest of the following: (i) when a Registration Statement covering such Registrable Security becomes or has been declared effective by the SEC and such Registrable Security has been sold or disposed of pursuant to such effective Registration Statement; (ii) when such Registrable Security is held by the Company or one of its subsidiaries; and (iii) the date that is the later of (A) the first (1st) anniversary of the date of termination of the Securities Purchase Agreement in accordance with Article VIII of the Securities Purchase Agreement and (B) the first (1st) anniversary of the date of the last sale of any Registrable Securities by the Company to the Buyers pursuant to the Securities Purchase Agreement.

3.	COMPANY OBLIGATIONS AND PROCEDURES.

The Company shall use its commercially reasonable efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof, and, pursuant thereto, the Company shall have the following obligations:

(a) The Company shall promptly prepare and file with the SEC the Initial Registration Statement pursuant to Section 2(a) with respect to the Required Registration Amount, and any Subsequent Registration Statement required hereunder, but in each case no event later than the applicable Filing Deadline therefor, and the Company shall use its commercially reasonable efforts to cause each such Registration Statement to become effective as soon as practicable after such filing, but in no event later than the applicable Effectiveness Deadline therefor. The Company shall keep each Registration Statement effective (and the Prospectus contained therein available for use) pursuant to Rule 415 for resales by the Buyers on a continuous basis at then-prevailing market prices (and not fixed prices) at all times until the earlier of (i) the date on which the Buyers shall have sold all of the Registrable Securities covered by such Registration Statement and (ii) the date of termination of the Securities Purchase Agreement if, as of such termination date, the Buyers holds no Registrable Securities (or, if applicable, the date on which such Securities cease to be Registrable Securities after the date of termination of the Securities Purchase Agreement) (the “Registration Period”).

(b) The Company shall ensure that, when filed and at all times while effective, each Registration Statement (including, without limitation, all amendments and supplements thereto) and the Prospectus (including, without limitation, all amendments and supplements thereto) used in connection with such Registration Statement shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein (in the case of Prospectuses, in the light of the circumstances in which they were made) not misleading and disclose (whether directly or through incorporation by reference to other SEC filings to the extent permitted) all material information regarding the Company and its Securities.

(c) The Company shall use its commercially reasonable efforts to prepare and file with the SEC such amendments (including, without limitation, post-effective amendments) and supplements to each Registration Statement and the Prospectus used in connection with each such Registration Statement, which Prospectus is to be filed pursuant to Rule 424 promulgated under the Securities Act, as may be necessary to keep each such Registration Statement effective (and the Prospectus contained therein current and available for use) at all times during the Registration Period for such Registration Statement, and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company required to be covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the Buyers as set forth in such Registration Statement. Without limiting the generality of the foregoing, the Company covenants and agrees that at or before 8:30 a.m. (New York City time) on the Trading Day immediately following the Effective Date of the Initial Registration Statement and any Subsequent Registration Statement (or any post-effective amendment thereto), the Company shall file with the SEC in accordance with Rule 424(b) under the Securities Act the final Prospectus to be used in connection with sales pursuant to such Registration Statement (or post-effective amendment thereto). In the case of amendments and supplements to any Registration Statement on Form S-1 or Prospectus related thereto which are required to be filed pursuant to this Agreement (including, without limitation, pursuant to this Section 3(c)) by reason of the Company filing a report on Form 8-K, Form 10-Q, or Form 10-K or any analogous report under the Exchange Act, the Company shall have incorporated such report by reference into such Registration Statement and Prospectus, if applicable, or shall file such amendments or supplements to the Registration Statement or Prospectus with the SEC on the same day on which the Exchange Act report is filed which created the requirement for the Company to amend or supplement such Registration Statement or Prospectus, for the purpose of including or incorporating such report into such Registration Statement and Prospectus. The Company consents to the use of the Prospectus (including, without limitation, any supplement thereto) included in each Registration Statement in accordance with the provisions of the Securities Act and with the securities or “Blue Sky” laws of the jurisdictions in which the Registrable Securities may be sold by the Buyers, in connection with the resale of the Registrable Securities and for such period of time thereafter as such Prospectus (including, without limitation, any supplement thereto) (or in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act) is required by the Securities Act to be delivered in connection with resales of Registrable Securities.

(d) The Company shall (i) permit the Buyers an opportunity to review and comment upon (A) each Registration Statement at least two (2) Business Days prior to its filing with the SEC and (B) all amendments and supplements to each Registration Statement (including, without limitation, the Prospectus contained therein) (except for Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and any similar or successor reports or Prospectus Supplements the contents of which is limited to that set forth in such reports) within a reasonable number of days prior to their filing with the SEC, and (ii) shall reasonably consider any comments of the Buyers on any such Registration Statement or amendment or supplement thereto or to any Prospectus contained therein.

(e) Without limiting any obligation of the Company under the Securities Purchase Agreement, the Company shall promptly furnish to the Buyers, without charge, (i) after the same is prepared and filed with the SEC, at least one (1) electronic copy of each Registration Statement and any amendment(s) and supplement(s) thereto, including, without limitation, financial statements and schedules, all documents incorporated therein by reference, if requested by the Buyers, all exhibits thereto (or such other number of copies as the Buyers may reasonably request from time to time), (ii) upon the effectiveness of each Registration Statement, one (1) electronic copy of the Prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as the Buyers may reasonably request from time to time), (iii) electronic or digital copies of any correspondence from the SEC or the Staff to the Company or its representatives relating to each Registration Statement (which correspondence shall be redacted to exclude any material, non-public information regarding the Company or any of its Subsidiaries), and (iv) such other documents, including, without limitation, copies of any final Prospectus and any Prospectus Supplement thereto, as the Buyers may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by the Buyers; provided, however, the Company shall not be required to furnish any document to the Buyers to the extent such document is available on EDGAR).

(f) The Company shall submit to the SEC, within two (2) Business Days after the date that the Company learns that no review of a particular Registration Statement shall be made by the Staff or that the Staff has no further comments on a particular Registration Statement (as the case may be), a request for acceleration of effectiveness of such Registration Statement to a time and date not later than three (3) Business Days after the submission of such request.

(g) Promptly after each Registration Statement which covers Registrable Securities is declared effective by the SEC, the Company shall deliver, and shall cause its legal counsel to deliver, to the transfer agent for such Registrable Securities (with copies to the Buyers) confirmation that such Registration Statement has been declared effective by the SEC in the form attached hereto as Exhibit A, or in such other form as requested by the Company’s transfer agent.

(h) The Company shall take such action as is reasonably necessary to (i) register and qualify, unless an exemption from registration and qualification applies, the resale by the Buyers of the Registrable Securities covered by a Registration Statement under such other securities or “Blue Sky” laws of all applicable jurisdictions in the United States, (ii) prepare and file in those jurisdictions, such amendments (including, without limitation, post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be reasonably necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, the Company shall not be required in connection therewith or as a condition thereto to (A) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(h), (B) subject itself to general taxation in any such jurisdiction, or (C) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify the Buyers of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or “Blue Sky” laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threatening of any proceeding for such purpose.

(i) The Company shall notify the Buyers in writing of the happening of any event, as promptly as reasonably practicable after becoming aware of such event, as a result of which the Prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (provided that in no event shall such notice contain any material, non-public information regarding the Company or any of its Subsidiaries), and promptly prepare a supplement or amendment to such Registration Statement and such Prospectus contained therein to correct such untrue statement or omission and deliver one (1) electronic copy of such supplement or amendment to the Buyers (or such other number of copies as the Buyers may reasonably request). The Company shall also promptly notify the Buyers in writing (i) when a Prospectus or any Prospectus Supplement or post-effective amendment has been filed, when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to the Buyers by e-mail on the same day of such effectiveness, and by overnight delivery), and when the Company receives written notice from the SEC that a Registration Statement or any post-effective amendment shall be reviewed by the SEC, (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related Prospectus or related information, and (iii) of the Company’s reasonable determination that a post-effective amendment to a Registration Statement would be appropriate and (iv) of the receipt of any request by the SEC or any other federal or state governmental authority for any additional information relating to the Buyers or the transactions contemplated by the Transaction Documents in the Registration Statement or any amendment or supplement thereto or any related Prospectus. The Company shall respond in writing to any comments received from the SEC with respect to a Registration Statement or any amendment thereto as promptly as reasonably practicable, but in no event later than ten (10) calendar days after the receipt of such comments by or notice from the SEC that an amendment is required in order for a Registration Statement to be declared effective. Nothing in this Section 3(i) shall limit any obligation of the Company under the Securities Purchase Agreement.

(j) The Company shall (i) use its commercially reasonable efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement or the use of any Prospectus contained therein, or the suspension of the qualification, or the loss of an exemption from qualification, of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible time, and (ii) notify the Buyers of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding.

(k) The Company shall hold in confidence and not make any disclosure of information concerning the Buyers provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required to be disclosed in such Registration Statement pursuant to the Securities Act, (iii) the release of such information is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other Transaction Document. The Company agrees that it shall, upon learning that disclosure of such information concerning the Buyers is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice (email being sufficient) to the Buyers and allow the Buyers, at the Buyers’ expense, to undertake appropriate action to seek prevention of disclosure of, or to seek a protective order for, such information.

(l) Without limiting any obligation of the Company under the Securities Purchase Agreement, the Company shall use its commercially reasonable efforts either to (i) cause all of the Registrable Securities covered by each Registration Statement to be listed on the Trading Market or other market on which the Common Stock is then listed, (ii) secure designation and quotation of all of the Registrable Securities covered by each Registration Statement on another Eligible Market, or (iii) if, despite the Company’s commercially reasonable efforts to satisfy the preceding clauses (i) or (ii), the Company is unsuccessful in satisfying the preceding clauses (i) or (ii), without limiting the generality of the foregoing, use its commercially reasonable efforts to arrange for at least two (2) market makers to register with the Financial Industry Regulatory Authority (“FINRA”) as such with respect to such Registrable Securities. In addition, the Company shall reasonably cooperate with the Buyers and any Broker-Dealer through which a Buyer proposes to sell its Registrable Securities in effecting a filing with the FINRA pursuant to FINRA Rule 5110 as requested by the Buyer. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 3(l).

(m) The Company shall cooperate with the Buyers and, to the extent applicable, facilitate the timely preparation and delivery of Registrable Securities, as DWAC Shares, to be offered pursuant to a Registration Statement and enable such DWAC Shares to be in such denominations or amounts (as the case may be) as the Buyer may reasonably request from time to time and registered in such names as the Buyer may request. Each Buyer hereby agrees that it shall cooperate with the Company, its counsel and transfer agent in connection with any issuances of the DWAC Shares, and hereby represents, warrants and covenants to the Company that that it shall resell such shares only pursuant to the Registration Statement in which such DWAC Shares are included, in a manner described under the caption “Plan of Distribution” in such Registration Statement, and in a manner in compliance with all applicable U.S. federal and state securities laws, rules and regulations, including, without limitation, any applicable prospectus delivery requirements of the Securities Act. DWAC Shares shall be free from all restrictive legends may be transmitted by the transfer agent to the Buyer by crediting an account at DTC as directed in writing by the Buyer.

(n) Upon the written request of any Buyer, the Company shall as soon as reasonably practicable after receipt of notice from the Buyer, (i) incorporate in a Prospectus Supplement or post-effective amendment such information as the Buyer reasonably requests to be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering; (ii) make all required filings of such Prospectus Supplement or post-effective amendment after being notified of the matters to be incorporated in such Prospectus Supplement or post-effective amendment; and (iii) supplement or make amendments to any Registration Statement or Prospectus contained therein if reasonably requested by the Buyer.

(o) The Company shall use its commercially reasonable efforts to cause the Registrable Securities covered by a Registration Statement to be registered with or approved by such other governmental agencies or authorities in the United States as may be necessary to consummate the disposition of such Registrable Securities.

(p) The Company shall make generally available to its security holders (which may be satisfied by making such information available on EDGAR) as soon as practical, but not later than ninety (90) days after the close of the period covered thereby, an earnings statement (in form complying with, and in the manner provided by, the provisions of Rule 158 under the Securities Act) covering a twelve (12)-month period beginning not later than the first day of the Company’s fiscal quarter next following the applicable Effective Date of each Registration Statement.

(q) The Company shall otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

(r) Except as set forth on Schedule 3(r) attached hereto, neither the Company nor any of its security holders (other than the Buyers in such capacity pursuant hereto) may include securities of the Company in any Registration Statements other than the Registrable Securities. The Company shall not file any other Registration Statements until all Registrable Securities are registered pursuant to a Registration Statement that is declared effective by the SEC, provided that this Section 3(r) shall not prohibit the Company from filing amendments to Registration Statements filed prior to the date of this Agreement so long as no new securities are registered on any such existing Registration Statements. Neither the Company nor any of its subsidiaries has entered, as of the date hereof, nor shall the Company or any of its subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities, that would have the effect of impairing the rights granted to the Buyers in this Agreement or otherwise conflicts with the provisions hereof. Except as set forth on Schedule 3(r), neither the Company nor any of its subsidiaries has previously entered into any agreement granting any registration rights with respect to any of its securities to any Person that has not been satisfied in full.

4.	OBLIGATIONS OF THE BUYERS.

(a) At least five (5) Business Days prior to the first anticipated filing date of each Registration Statement (or such shorter period to which the Parties agree), the Company shall notify the Buyers in writing of the information the Company requires from the Buyers with respect to such Registration Statement. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of the Buyers that each Buyer shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably required to effect and maintain the effectiveness of the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.

(b) Each Buyer, by acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of each Registration Statement hereunder, unless the Buyer has notified the Company in writing of the Buyer’s election to exclude all of the Registrable Securities from such Registration Statement.

(c) Each Buyer agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(i), the Buyer shall immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until the Buyer’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3(i) or receipt of notice that no supplement or amendment is required. Notwithstanding anything to the contrary in this Section 4(c), the Company shall cause its transfer agent to deliver DWAC Shares to a transferee of such Buyer in accordance with the terms of the Securities Purchase Agreement in connection with any sale of Registrable Securities with respect to which the Buyer has entered into a contract for sale prior to the Buyer’s receipt of a notice from the Company of the happening of any event of the kind described in Section 3(i) and for which the Buyer has not yet settled.

(d) Each Buyer covenants and agrees that it shall comply with the prospectus delivery and other requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to a Registration Statement.

5.	EXPENSES OF REGISTRATION.

The Company shall pay all expenses associated with the registration of the Registrable Securities, including costs to prepare the Registration Statements, filing and printing fees, fees and expenses of the Company’s counsel, accounting fees and expenses, costs associated with clearing the Registrable Securities for sale under applicable state securities laws, listing fees, fees and expenses of one counsel to the lead Buyer, and such lead Buyer’s reasonable expenses. All registration, listing and qualification fees, printers and accounting fees incurred by the Company, and fees and disbursements of counsel for the Company, shall be paid by the Company.

6.	INDEMNIFICATION.

(a) In the event any Registrable Securities are included in any Registration Statement under this Agreement, to the fullest extent permitted by law, the Company shall, and hereby does, indemnify, hold harmless and defend each Buyer, each of its respective directors, officers, shareholders, members, partners, employees, and authorized representatives, agents and financial, accounting and legal advisors (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding the lack of such title or any other title), and each Person, if any, who controls the Buyer within the meaning of the Securities Act or the Exchange Act and each of the directors, officers, shareholders, members, partners, employees, and authorized representatives, agents and financial, accounting and legal advisors (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding the lack of such title or any other title) of such controlling Persons (each, a “Buyer Party” and collectively, the “Buyer Parties”), against any losses, obligations, claims, damages, liabilities, contingencies, judgments, fines, penalties, charges, costs (including, without limitation, court costs, attorneys’ fees, costs of defense and investigation), amounts paid in settlement or expenses, joint or several, (collectively, “Claims”) reasonably incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an Buyer Party is or may be a party thereto (“Indemnified Damages”), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other “Blue Sky” laws of any jurisdiction in which Registrable Securities are offered (“Blue Sky Filing”), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (as amended or supplemented) or in any Prospectus Supplement or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading (the matters in the foregoing clauses (i) and (ii) being, collectively, “Violations”). Subject to Section 6(c), the Company shall reimburse the Buyer Parties, promptly as such expenses are incurred and are due and payable, for any reasonable legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (i) shall not apply to a Claim by an Buyer Party arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Buyer Party for such Buyer Party expressly for use in connection with the preparation of such Registration Statement, Prospectus or Prospectus Supplement or any such amendment thereof or supplement thereto (it being hereby acknowledged and agreed that the written information set forth on Exhibit B attached hereto is the only written information furnished to the Company by or on behalf of the Buyer expressly for use in any Registration Statement, Prospectus or Prospectus Supplement); (ii) shall not be available to the Buyer to the extent such Claim is based on a failure of the Buyer to deliver or to cause to be delivered the Prospectus (as amended or supplemented) made available by the Company (to the extent applicable), including, without limitation, a corrected Prospectus, if such Prospectus (as amended or supplemented) or corrected Prospectus was timely made available by the Company pursuant to Section 3(d) and then only if, and to the extent that, following the receipt of the corrected Prospectus no grounds for such Claim would have existed; and (iii) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld or delayed. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Buyer Party and shall survive the transfer of any of the Registrable Securities by the Buyer pursuant to Section 9.

(b) In connection with any Registration Statement in which the Buyers are participating, each Buyer agrees to severally and not jointly indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement and each Person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act (each, a “Company Party” and collectively, the “Company Parties”), against any Claim or Indemnified Damages to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or are based upon any Violation, in each case, to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information relating to the Buyer furnished to the Company by the Buyer expressly for use in connection with such Registration Statement, the Prospectus included therein or any Prospectus Supplement thereto (it being hereby acknowledged and agreed that the written information set forth on Exhibit B attached hereto is the only written information furnished to the Company by or on behalf of the Buyer expressly for use in any Registration Statement, Prospectus or Prospectus Supplement); and, subject to Section 6(c) and the below provisos in this Section 6(b), the Buyer shall reimburse a Company Party any legal or other expenses reasonably incurred by such Company Party in connection with investigating or defending any such Claim; provided, however, the indemnity agreement contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Buyer, which consent shall not be unreasonably withheld or delayed; and provided, further that the Buyer shall be liable under this Section 6(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to the Buyer as a result of the applicable sale of Registrable Securities pursuant to such Registration Statement, Prospectus or Prospectus Supplement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Company Party and shall survive the transfer of any of the Registrable Securities by the Buyer pursuant to Section 9 hereof.

(c) Promptly after receipt by an Buyer Party or Company Party (as the case may be) under this Section 6 of notice of the commencement of any action or proceeding (including, without limitation, any governmental action or proceeding) involving a Claim, such Buyer Party or Company Party (as the case may be) shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Buyer Party or the Company Party (as the case may be); provided, however, an Buyer Party or Company Party (as the case may be) shall have the right to retain its own counsel with the fees and expenses of such counsel to be paid by the indemnifying party if: (i) the indemnifying party has agreed in writing to pay such fees and expenses; (ii) the indemnifying party shall have failed promptly to assume the defense of such Claim and to employ counsel reasonably satisfactory to such Buyer Party or Company Party (as the case may be) in any such Claim; or (iii) the named parties to any such Claim (including, without limitation, any impleaded parties) include both such Buyer Party or Company Party (as the case may be) and the indemnifying party, and such Buyer Party or such Company Party (as the case may be) shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Buyer Party or such Company Party and the indemnifying party (in which case, if such Buyer Party or such Company Party (as the case may be) notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, then the indemnifying party shall not have the right to assume the defense thereof on behalf of the indemnified party and such counsel shall be at the expense of the indemnifying party, provided further that in the case of clause (iii) above the indemnifying party shall not be responsible for the reasonable fees and expenses of more than one (1) separate legal counsel for all Buyer Parties or Company Parties (as the case may be). The Company Party or Buyer Party (as the case may be) shall reasonably cooperate with the indemnifying party in connection with any negotiation or defense of any such action or Claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Company Party or Buyer Party (as the case may be) which relates to such action or Claim. The indemnifying party shall keep the Company Party or Buyer Party (as the case may be) reasonably apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent; provided, however, the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the Company Party or Buyer Party (as the case may be), consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Company Party or Buyer Party (as the case may be) of a release from all liability in respect to such Claim or litigation, and such settlement shall not include any admission as to fault on the part of the Company Party. For the avoidance of doubt, the immediately preceding sentence shall apply to Sections 6(a) and 6(b). Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Company Party or Buyer Party (as the case may be) with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Buyer Party or Company Party (as the case may be) under this Section 6, except to the extent that the indemnifying party is materially and adversely prejudiced in its ability to defend such action.

(d) No Person involved in the sale of Registrable Securities who is guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) in connection with such sale shall be entitled to indemnification from any Person involved in such sale of Registrable Securities who is not guilty of fraudulent misrepresentation.

(e) The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred; provided that any Person receiving any payment pursuant to this Section 6 shall promptly reimburse the Person making such payment for the amount of such payment to the extent a court of competent jurisdiction determines that such Person receiving such payment was not entitled to such payment.

(f) The indemnity and contribution agreements contained herein shall be in addition to (i) any cause of action or similar right of the Company Party or Buyer Party against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

7.	CONTRIBUTION.

To the extent any indemnification by an indemnifying party is prohibited, limited by law, or unavailable to an indemnified party or insufficient to hold it harmless, then the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however: (i) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in Section 6 of this Agreement, (ii) no Person involved in the sale of Registrable Securities which Person is guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) in connection with such sale shall be entitled to contribution from any Person involved in such sale of Registrable Securities who was not guilty of fraudulent misrepresentation; and (iii) contribution by any seller of Registrable Securities shall be limited in amount to the amount of net proceeds received by such seller from the applicable sale of such Registrable Securities pursuant to such Registration Statement. Notwithstanding the provisions of this Section 7, a Buyer shall not be required to contribute, in the aggregate, any amount in excess of the amount by which the net proceeds actually received by the Buyer from the applicable sale of the Registrable Securities subject to the Claim exceeds the amount of any damages the Buyer has otherwise been required to pay, or would otherwise be required to pay under Section 6(b), by reason of such untrue or alleged untrue statement or omission or alleged omission.

8.	EXCHANGE ACT REPORTS.

With a view to making available to the Buyers the benefits of Rule 144 (or its successor rule), the Company agrees to:

(a) use its reasonable best efforts to make and keep public information available, as those terms are understood and defined in Rule 144, until the earlier of (i) six (6) months after such date as all of the Registrable Securities may be sold without restriction by the holders thereof pursuant to Rule 144 or any other rule of similar effect, or (ii) such date as all of the Registrable Securities shall have been resold;

(b) use its reasonable best efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act so long as the Company remains subject to such requirements (it being understood that nothing herein shall limit any of the Company’s obligations under the Securities Purchase Agreement) and the filing of such reports and other documents is required for the applicable provisions of Rule 144;

(c) furnish to the Buyers (so long as the Buyers owns Registrable Securities), promptly upon request, (i) a written statement by the Company, if true, that it has complied with the reporting, submission, and posting requirements of Rule 144 and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company with the SEC if such reports are not publicly available via EDGAR, and (iii) such other information as may be reasonably requested to permit the Buyers to sell such Securities pursuant to Rule 144 without registration; and

(d) take such additional action as is reasonably requested by the Buyers to enable the Buyers to sell the Registrable Securities pursuant to Rule 144, including, without limitation, delivering all such legal opinions, consents, certificates, resolutions and instructions to the Company’s Transfer Agent as may be reasonably requested from time to time by the Buyers and otherwise fully cooperate with the Buyers and any broker of a Buyer to effect such sale of Securities pursuant to Rule 144.

9.	ASSIGNMENT OF REGISTRATION RIGHTS.

Each Buyer may transfer or assign, in whole or from time to time in part, to one or more persons its rights hereunder in connection with the transfer of Registrable Securities by such Buyer to such person, provided that the Buyer complies with all laws applicable thereto and provides written notice of assignment to the Company promptly after such assignment is effected. This Agreement may not be assigned by the Company (whether by operation of law or otherwise) without the prior written consent of the Buyers, provided that in the event that the Company is a party to a merger, consolidation, share exchange or similar business combination transaction in which the Common Stock is converted into the equity securities of another entity, from and after the effective time of such transaction, such entity shall, by virtue of such transaction, be deemed to have assumed the obligations of the Company hereunder, the term “Company” shall be deemed to refer to such entity and the term “Registrable Securities” shall be deemed to include the securities received by the Buyers in connection with such transaction unless such securities are otherwise freely tradable by the Buyers after giving effect to such transaction. This Agreement shall inure to the benefit of and be binding upon the Parties and their respective successors and permitted assigns. This Agreement is not for the benefit of, nor may any provision hereof be enforced by, any Person, other than the Parties, their respective successors and permitted assigns.

10.	AMENDMENT OR WAIVER.

No provision of this Agreement may be amended or waived by the Parties from and after the date that is one (1) Trading Day immediately preceding the date on which the Initial Registration Statement is filed with the SEC. Subject to the immediately preceding sentence, no provision of this Agreement may be (a) amended other than by a written instrument signed by the Parties or (b) waived other than in a written instrument signed by the Party against whom enforcement of such waiver is sought. Failure of any Party to exercise any right or remedy under this Agreement or otherwise, or delay by a Party in exercising such right or remedy, shall not operate as a waiver thereof.

11.	MISCELLANEOUS.

(a) Solely for purposes of this Agreement, a Person is deemed to be a holder of Registrable Securities whenever such Person owns or is deemed to own of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two (2) or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from such record owner of such Registrable Securities.

(b) Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement shall be given in accordance with Section 9(f) of the Securities Purchase Agreement.

(c) Failure of any Party to exercise any right or remedy under this Agreement or otherwise, or delay by a Party in exercising such right or remedy, shall not operate as a waiver thereof. The Company and the Buyers acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that either Party shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement by the other Party and to enforce specifically the terms and provisions hereof (without the necessity of showing economic loss and without any bond or other security being required), this being in addition to any other remedy to which either Party may be entitled by law or equity.

(d) All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Delaware. Each Party hereby irrevocably submits to the jurisdiction of the state and federal courts sitting in the State of Delaware for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each Party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such Party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(e) The Transaction Documents set forth the entire agreement and understanding of the Parties solely with respect to the subject matter thereof and supersedes all prior and contemporaneous agreements, negotiations and understandings between the Parties, both oral and written, solely with respect to such matters. There are no promises, undertakings, representations or warranties by either Party relative to the subject matter hereof not expressly set forth in the Transaction Documents. Notwithstanding anything in this Agreement to the contrary and without implication that the contrary would otherwise be true, nothing contained in this Agreement shall limit, modify or affect in any manner whatsoever any of the Company’s obligations under the Securities Purchase Agreement.

(f) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof. Unless the context clearly indicates otherwise, each pronoun herein shall be deemed to include the masculine, feminine, neuter, singular and plural forms thereof. The terms “including,” “includes,” “include” and words of like import shall be construed broadly as if followed by the words “without limitation.” The terms “herein,” “hereunder,” “hereof” and words of like import refer to this entire Agreement instead of just the provision in which they are found.

(g) This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each Party and delivered to the other Party; provided that a facsimile signature or signature delivered by e-mail in a “.pdf” or comparable commercially recognized electronic or digital format, including any electronic signature complying with the U.S. Electronic Signatures in Global and National Commerce Act of 2000 shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original signature.

(h) Each Party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents as any other Party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(i) The language used in this Agreement shall be deemed to be the language chosen by the Parties to express their mutual intent and no rules of strict construction shall be applied against any Party.

[Signature Page Follows]

Exhibit B

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first above written.

COMPANY:

ALTERNUS CLEAN ENERGY, INC.

By:
Name:	Vincent Browne
Title:	Chief Executive Officer

B-1

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first above written.

BUYER:

By:
Name:

B-2